UNITES STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              SCHEDULE 14A

     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:
( ) Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Subsection 240.14a-12

                       PISMO COAST VILLAGE, INC.
          ----------------------------------------------------
          (Name of the Registrant as Specified in its Charter)

                            NOT APPLICABLE
                            --------------
               (Name of Person(s) Filing Proxy Statement,
                     if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-
      6(i)(1) and 0-11.
    1. Title of each class of securities to which transaction applies: _____
    2. Aggregate number of securities to which transaction applies: _____
    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _____
    4. Proposed maximum aggregate value of transaction: _____
    5.  Total fee paid: _____
( ) Fee paid previously with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1. Amount Previously Paid: _____
    2. Form, Schedule or Registration Statement No.: _____
    3. Filing Party: _____
    4. Date Filed: _____

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                     PISMO COAST VILLAGE, INC.
                     165 South Dolliver Street
                        Pismo Beach CA 93449

=================================================================
               IMPORTANT . . . SEND IN YOUR PROXY
   ----------------------------------------------------------
   It is requested that you read the enclosed materials, then date, fill and sign the enclosed Proxy and return it promptly. This will save the expense of follow-up letters, telephone calls and further solicitation.
=================================================================

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF
                    PISMO COAST VILLAGE, INC.

NOTICE IS HEREBY GIVEN that, pursuant to the call of the Board of Directors, an Annual Meeting of Shareholders (the "Meeting") of PISMO COAST VILLAGE, INC. (the "Company") will be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420 on January 15, 2011, at 9:00 a.m. for the purpose of considering and voting on the following matters:

1. Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2012 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

            Benedict, Louis           Hickman, Glenn
            Brittain, Kurt            Hughes, Terris
            Buchaklian, Harry         Nelson, Garry
            Enns, Rodney              Nunlist, Ronald
            Eudaly, Douglas           Pappi, Jr., George
            Fischer, William          Pettibone, Jerald
            Hardesty, Wayne           Plumley, Dwight
            Harris, R. Elaine         Willems, Gary
            Hearne, Dennis            Williams, Jack

2. Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accountant for the Company for fiscal year 2010 - 2011.

3. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 1, 2010, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.


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    NOMINEES TO BOARD OF DIRECTORS FOR ELECTION AS DIRECTORS

At the Annual Meeting, a Board of Directors, consisting of 18 members, will be elected for the ensuing year. Each director will serve until the next meeting of shareholders and until his or her successor is elected and qualifies.

The Board of Directors has proposed 18 individuals for election as directors of the Company.

If the conditions which would allow cumulative voting are satisfied, the Board of Directors solicits discretionary authority to cumulate votes and unless authority to vote for a director is withheld on the Proxy card, the proxy holders will cast the votes represented by the Board of Directors' proxies for the nominees proposed by the Board of Directors and will not vote for any other nominees.

You are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting in person. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Vice President - Secretary, in writing, to that effect, by filing with him a later dated Proxy, or by voting in person at the Meeting.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
           PROXY MATERIALS FOR THE SHAREHOLDER MEETING
                TO BE HELD ON JANUARY 15, 2011:

      THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K ARE
        AVAILABLE AT WWW.PISMOCOASTVILLAGE.COM/HISTORY.HTML.


                       By Order of the Board of Directors,

                       /s/ KURT BRITTAIN

                       Kurt Brittain, Vice President - Secretary


Dated: December 15, 2010
165 South Dolliver Street
Pismo Beach, California 93449
(805) 773-5649



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                    PISMO COAST VILLAGE, INC.
                    165 South Dolliver Street
                  Pismo Beach, California 93449

                        PROXY STATEMENT

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

              To Be Held Saturday, January 15, 2011

=================================================================
                      GENERAL INFORMATION
=================================================================

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Pismo Coast Village, Inc. (the "Company") to be held at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420, at 9:00 a.m. on Saturday, January 15, 2011, and all adjournments thereof.

It is expected that this Proxy Statement and accompanying Notice and form of proxy will be mailed to shareholders on or about
December 15, 2010.

The matters to be considered and voted upon at the Meeting will include:

1. Election of Directors. Electing eighteen (18) persons to the Board of Directors to serve until the 2012 Annual Meeting or until their successors are elected and have qualified. The persons nominated by the Board to serve as Directors are:

            Benedict, Louis           Hickman, Glenn
            Brittain, Kurt            Hughes, Terris
            Buchaklian, Harry         Nelson, Garry
            Enns, Rodney              Nunlist, Ronald
            Eudaly, Douglas           Pappi, Jr., George
            Fischer, William          Pettibone, Jerald
            Hardesty, Wayne           Plumley, Dwight
            Harris, R. Elaine         Willems, Gary
            Hearne, Dennis            Williams, Jack

2. Selection of Auditor. To vote upon a resolution of the Board of Directors of the Company to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accountant for the Company for fiscal year 2010 - 2011.

3. Other Business. To transact such other business as may properly come before the Meeting and any adjournments thereof.


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=================================================================
                      REVOCABILITY OF PROXY
=================================================================

A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it, at any time before it is exercised, by filing with the Vice President - Secretary of the Company an instrument revoking it, or a duly executed Proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders, in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH REGARD TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT AND IN FAVOR OF SUCH MATTER.

=================================================================
                 PERSONS MAKING THE SOLICITATION
=================================================================

THIS SOLICITATION OF PROXIES IS BEING MADE BY THE BOARD OF DIRECTORS OF THE COMPANY. The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation.

=================================================================
         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
=================================================================

There were issued and outstanding 1,789 shares of the Company's common stock on December 1, 2010, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). Each holder of the Company's common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on the books of the Company as of the Record Date, on any matter submitted to the vote of the shareholders, except in the election of Directors, where cumulative voting is permitted. See "Cumulative Voting" on page 3 hereof.

The presence in person or by Proxy of the holders of 33.33% (one-third) of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Meeting.

If the enclosed Proxy is completed in the appropriate spaces, signed, dated and returned, the Proxy will be voted as specified in the Proxy. If no specification is made as to any individual matter to be acted upon, on a signed, dated and returned Proxy, it will be voted at the discretion of the proxy holders and in accordance with the recommendations of management. As to any matters properly brought before the shareholders at the Meeting which are not specifically described on the proxy, all duly signed, dated and returned proxies will be voted in accordance with the recommendations of management in such matters.


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=================================================================
           ELECTION OF DIRECTORS OF COMPANY (Proposal 1)
=================================================================

The Bylaws of the Company provide that the number of directors shall be eighteen (18) until changed by an amendment to the Articles of Incorporation or by the Bylaws duly adopted by the Company's shareholders. Pursuant to Section 3.2.3 of the Bylaws, in order to be elected as a Director of the Company, an individual must own at least one share of the Common Stock of the Company. At the Annual Meeting, eighteen (18) directors (the entire Board of Directors) are to be elected to serve until the next Annual Meeting of the Shareholders or until their successors are elected and qualified.

A shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees identified below by so indicating on the enclosed Proxy in the manner instructed on the proxy. Unless authority to vote for the nominees is so withheld, the proxy holders will vote the proxies received by them for the election of the nominees identified below as directors of the Company. Proxy holders do not have an obligation to vote for nominees not identified on the preprinted card (that is, write-in candidates). Should any shareholder attempt to "write in" a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxy holders will NOT vote the shares represented by that proxy for any such write-in candidate, but will instead vote the shares for any and all other validly indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, the proxy holders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all of the proxies received by them in such a manner, in accordance with cumulative voting, as will assure the election of as many of the nominees identified below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.

None of the directors or executive officers of the Company were selected pursuant to any arrangement or understanding between themselves and any other individual (other than arrangements or understandings with directors or officers acting solely in their capacities as such). There is no familial relationship among any of the directors, executive officers of the Company, or the nominees for such offices, and except as noted below, none serves as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

                VOTING RIGHTS -- CUMULATIVE VOTING

All voting rights are vested in the holders of the common stock of the Company, each share being entitled to one vote, except with respect to the election of directors, as to which cumulative voting applies as described below.


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California law provides that a shareholder of a California
corporation, or his/her proxy, may cumulate votes in the election of Directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him or her, multiplied by the number of Directors to be elected, and he or she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he or she deems appropriate.

Certain affirmative steps must be taken by the shareholders of the Company in order to be entitled to vote their shares cumulatively in the election of Directors. At the shareholders' meeting at which Directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to the commencement of the voting and at least one shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of persons nominated by management. Although the Board of Directors does not know whether there will be any nominations for directors other than those nominated by management, as set forth below, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of Directors or for any particular nominee is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order and in such numbers as they may determine in their sole discretion, provided all the above-listed requirements are met.

=================================================================
                DIRECTORS AND EXECUTIVE OFFICERS
=================================================================

The following table sets forth as to each current Director (each of whom has been nominated for reelection as a Director of the Company at the upcoming Meeting) and as to each new nominee for office, such person's age, such person's principal occupations during the past five years, the period during which such person has served as a Director of the Company, and other pertinent information. Pursuant to California law and the Bylaws of the Company, Directors shall be elected at each Annual Meeting of the shareholders and hold office until the next Annual Meeting. All of the nominees, except as designated, were elected as Directors of the Company at the 2010 Annual Meeting of the Company's Shareholders. The following table also sets forth such information as to the executive officers of the Company (each of whom also currently serves as a Director) and other key employees. Each of the executive officers of the Company is appointed by and serves at the pleasure of the Board.



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LOUIS BENEDICT, Director                                  Age 83
Louis Benedict served in the U. S. Navy from 1944 to 1946, and again during the Korean War, from 1952 to 1953. He attended the University of Southern California, majoring in electrical engineering, and following that earned a B.S. degree in electrical engineering at the University of Colorado. Mr. Benedict was employed from 1957 to 1962 as a project engineering manager with Lockheed Missiles and Space, from 1962 to 1964 as a vice president with William A. Revelle Corporation, and from 1964 to 1966 as an engineering section manager with Lockheed Missiles and Space. From 1966 to 1975, he was employed as the director of subcontract administration with Litton Industries, from 1975 to 1994 as vice president of contract administration for Datametrics Corporation, and from 1994 until his retirement in 1998 as a consultant in the field of U. S. defense contracts administration. Mr. Benedict has served on the Board of Directors since November 2002.

KURT BRITTAIN, Director and Vice President - Secretary     Age 80
After his Marine Corps service, Mr. Brittain was employed for more than thirty-three years by Orange County, California, prior to his retirement in 1986. His background includes public works, flood control and manager of the county's harbors, beaches and parks system. He was in charge of three harbors, seven beaches and more than twenty-six parks, three of which were camping parks. He has completed extension courses in business administration, management, recreation and real estate. Mr. Brittain has been a member of the Board from March 1990 to July 1999 and from January 2002 to present, serving one year as Vice President - Administration and five years as Executive Vice President. He is currently serving a ninth year as Vice President
- Secretary.

HARRY BUCHAKLIAN, Director                                 Age 78
Harry Buchaklian has a B.A. degree from C.S.U.F. in industrial arts, and a secondary level teaching credential in laboratory electronics and small engine repair. His career included employment as an assistant manager with Western Auto Stores, electronics instructor at Fresno Technical College and technical supervisor for Sears Roebuck. He retired from Sears Roebuck in 1994. He has been a member of the Board from March 1981 to January 1992 and from September 1995 to present, serving one year as Executive Vice President, and as a chairman of the Policy and Audit Committees. Mr. Buchaklian is currently chairman of the Environmental, Health and Safety Advisory Committee.

RODNEY ENNS, Director                                      Age 57
Rodney Enns has a B.S. in computer engineering from California State University, Fresno, and a secondary math teaching credential from the state of California. He was president, owned and operated, Ennsbrook Ent., an incorporated poultry enterprise, from 1975 to 1995. Mr. Enns then worked as an electrical engineer at Voltage Multiplers, Inc., and was promoted to senior engineer before leaving in August 2005. He is currently teaching high school mathematics at Mission Oak High School in Tulare, California. He has been a member of the Board of Directors since November 2007.


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DOUGLAS EUDALY, Director                                   Age 79
Douglas Eudaly has an associate of arts degree from Fresno City College in elementary education, and a bachelor's degree in elementary education from Fresno State College. He has done doctoral studies at Nova University in Ft. Lauderdale, Florida, and received a Ph.D. from Clayton Theological Institute in Clayton, California. He holds life teaching credentials for elementary and junior high schools, and administrative credentials for preschool through adult school. In 1991 Dr.
Eudaly retired from the Fresno Unified School District with thirty-one years of service credit--the last five years as program director for the Disability Awareness Program. He was president of the Fresno Teachers' Association in 1970-1971, as well as chairman of the district's negotiating council and served one term as chief negotiator. He served three years as president of the board of directors for Friendship Center for the Blind, and as chairman of several advisory committees for food banks and other nonprofit organizations. He served more than three years as the deacon chairman at the Evangelical Free Church of Fresno. Dr. Eudaly has served on the Board since January 2002.

WILLIAM FISCHER, Director                                  Age 77
William (Bill) Fischer and his spouse Joy reside in Simi Valley. He served four years in the U. S. Air Force during the Korean War. He is a graduate of California State University, Northridge, with a B.S. degree in accounting. He worked in the aerospace, entertainment and public utility industries until 1969 when he was hired by Getty Oil Company's corporate office as an accounting supervisor. Texaco, Inc. acquired Getty Oil in 1985, and he was promoted to Manager of Benefits Plan's Accounting. Mr. Fischer was responsible for the Savings/Thrift, 401(k), and ESOP Plans administration until 1989 when he elected early retirement. He was a financial consultant to various companies until 2006. Mr. Fischer also was active in residential real estate from 1989 to 1997, and currently has an active real estate broker's license. He is a member of the Veterans of Foreign Wars, Elks, Moose, and Knights of Columbus organizations. He looks forward to contributing his financial background to the Board. Mr. Fischer has been on the Board since January 2002.

WAYNE HARDESTY, Director                                   Age 76
Wayne Hardesty graduated from Arizona State University in 1955. He was commissioned an Ensign from the Naval Office Candidate School in Newport, Rhode Island in 1956, and was immediately assigned to the Navy Area Audit Office in Los Angeles for duty at U.S.C. and General Dynamics-Pomona. He entered civil service in 1959, and remained with the Audit Office until 1973, at which time he became a price analyst for the U. S. Air Force at Norton Air Force Base working on the Minuteman Project. Mr. Hardesty received his MBA from Southern Illinois University in 1980. He retired from civil service in 1988 and became self-employed, primarily in tax preparation for both individual and business returns. He became a licensed Enrolled Agent in 1989 and currently operates Hardesty Financial Services in Ontario, California. Mr. Hardesty has been a member of the Board since September 2008.


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R. ELAINE HARRIS, Director                                 Age 72
R. Elaine Harris retired in 1990 from Pacific Telephone with thirty-one year's service, starting in the business office, then advancing to facility administrator the last ten years of that time. She was active with the Jaycettes Club and has worked on several political campaigns. She is now enjoying retirement and feels very blessed serving on the Board since January 2000. She is looking forward to continuing serving the shareholders.

DENNIS HEARNE, Director                                    Age 72
Dennis Hearne holds an A.A. degree in business administration from Hartnell Junior College. He served two years in the Navy. Prior to retirement, he was employed in a family agriculture business, L. A. Hearne Company, located in the Salinas Valley for thirty-seven years, and presently serves as the company's chairman of the board. Mr. Hearne has also served on the board of directors of the California Feed and Grain Association in Sacramento and the California Crop Improvement Association in Davis. He is a member of Knights of Columbus, serving as treasurer and financial secretary for fifteen years. Mr. Hearne is a volunteer fireman with more than thirty-five year's service in King City, and is the fire department's treasurer. He has been a member of the Board of Directors since September 2006.

GLENN HICKMAN, Director and Executive Vice President       Age 77
Glenn Hickman has a B.A. in business and a secondary teaching credential from Fresno State University. His occupation prior to retirement in 1995 was as a financial analyst and office supervisor for Cal Resources, a subsidiary of Shell Oil Company. Mr. Hickman has been a member of the Board since July 1999 and is currently serving a ninth year as Executive Vice President.

TERRIS HUGHES, Director                                    Age 61
Terris (Terry) Hughes holds an A.A. degree from Bakersfield Junior College in police science. He was employed by Cal Resources LLC for twenty-three years, from 1973 to 1997, holding the position of senior training technician for the last ten years of that time. He is currently employed as an internal consultant for Aera Energy LLC, an oil industry company formed in 1997 between the Shell Oil and Mobil Oil Corporations. His duties are to serve as a behavior base safety advisor and provide safety training to Aera Energy LLC employees. Mr. Hughes has been a member of the Board since January 1996 and served one year as Vice President - Policy.

GARRY NELSON, Director                                     Age 60
Garry Nelson is the President and General Manager of Vintage Nurseries, which specializes in grapevines and pomegranates. A graduate of Cal Poly San Luis Obispo, Mr. Nelson has been involved in agriculture for more than thirty-six years. Prior to his employment at Vintage Nurseries, he was vice president and chief operating officer for Belridge Farms for many years. Mr. Nelson has served on the Shafter City Council for the past seventeen years, serving as mayor for six of those years, and was recently reelected for a fifth four-year term. He has also served on the board of Bakersfield Memorial Hospital Foundation and on numerous agricultural industry boards. Mr. Nelson has served on the Board since November 2008.


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RONALD NUNLIST, Director and Vice President - Operations   Age 72
Ronald Nunlist was employed in the oil business for many years. From 1995 to 1997, he was employed as an operations foreman by Cal Resources LLC, an oil industry company owned by Shell Oil Corporation. From 1997 until his retirement in 1999, Mr. Nunlist was employed as a logistics specialist by Aera Energy LLC, an oil industry company formed between the Shell Oil and Mobil Oil Corporations. Mr. Nunlist presently serves as a planning commissioner for the City of Shafter, California. He has been a member of the Board since January 1986, serving five years as President, and is currently serving a ninth year as Vice
President - Operations.

GEORGE PAPPI, JR., Director                                Age 48
Mr. Pappi's current occupation is as a fire claims representative for State Farm Insurance. Other positions held during his twenty years of employment with State Farm Insurance include office manager, property and bodily injury adjustor, fire and casualty (with extensive construction background), risk management and commercial insurance. He graduated from Cal Poly Pomona with a B.S. in management and human resources. He resides in La Verne, California, and is actively involved in local community and church activities and the United Way organization. Mr. Pappi has been a member of the Board of Directors since January 2004.

JERALD PETTIBONE, Director and President                   Age 84
Jerry Pettibone sold and retired from his company, Pettibone Signs, in Santa Cruz in 1988. He started the company which operated statewide in 1960. Active in trade associations, he served on the board of directors of the National Electric Sign Association, and on the board of directors of the World Sign Association, serving as national president in 1985 and 1986. He served on the board of directors of the California Electric Sign Association for twenty-two years and was elected a director emeritus. He has been a member of the Board since January 1993, including three years as Chief Financial Officer, and is currently serving a fourteenth year as President.

DWIGHT PLUMLEY, Director                                   Age 57
Dwight Plumley attended College of the Sequoias studying electronic engineering and construction real estate. In 1973, he started in the produce equipment industry working for Packers Manufacturing Inc. as a service and installation supervisor. In 1979, he became employed by Pennwalt Corporation, an international equipment producer, as a project manager and supervisor. Mr. Plumley purchased Packers Manufacturing Inc. in 1987, and, as President, produces fruit and vegetable packing and processing systems, from small to multimillion dollar projects, nationwide and internationally. He has also served on the board of directors for Yosemite Bible Camp, a 60-acre facility for up to 350 campers and staff from 1994 to 2006, and served as church Deacon from 1984 to 2004. Mr. Plumley has been a member of the Board of Directors since January 2010.


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GARY WILLEMS, Director                                     Age 56
Gary Willems holds a B.A. degree in music education and a California life teaching credential from Fresno Pacific University. Since July 1, 2007, Mr. Willems has been employed as the Visual and Performing Arts Coordinator and is also the Administrator at the Dunlap Leadership Academy Charter School (an on-line High School) at Kings Canyon Unified School District. Prior to that, he was a Band Director for thirty years in the Dinuba/Reedley area, and was also Head Marching Band Director of the Reedley High School Band from 1985 to 2007. He is an active member of the California Band Directors' Association and is the past president of Fresno and Madera counties' Music Educators' Association. Mr. Willems has served on the Board of Directors since January 2001.

JACK WILLIAMS, Director, Chief Financial Officer and
Vice President - Finance                                   Age 60
Mr. Williams graduated from San Diego State University in 1974 with a B.S. in accounting. Following that, he has been employed in the field of accounting in a variety of industries, including agriculture, construction, heavy equipment sales, and manufacturing. He was employed as a financial analyst by Texaco Oil Corporation in the Bakersfield area from 1997 until 1999, and as Chief Financial Officer for Goodwill Industries of South-Central California from March 2000 to November 2004. Mr. Williams was an interim-controller for Diversified Utilities Services, a position he held from April 2005 to December 2005. He established his own C.P.A. practice in 1983, which he continues to own and operate. Mr. Williams has been a member of the Board since January 1995, and is currently serving a fourteenth year as Chief Financial Officer and Vice President - Finance.

The Board of Directors has no reason to believe that any of the nominees listed above will not be available to serve. However, if any nominee should become unable or unwilling to serve, the shares represented by proxies given to management pursuant hereto will be voted as management may recommend.

                OTHER OFFICERS AND KEY EMPLOYEES:

JAY JAMISON, Assistant Corporate Secretary and
Chief Executive Officer/General Manager                    Age 57
Jay Jamison has been employed by the Company since June 1997 as General Manager and serves as Assistant Corporate Secretary. In March 2007, the Board changed his title to Chief Executive Officer/General Manager. He has a B.S. degree in Agricultural Management from Cal Poly San Luis Obispo, graduating in 1976. Mr. Jamison was raised on his family's guest ranch, Rancho Oso, in Santa Barbara County, which included a recreational vehicle park, resident summer camp, equestrian facilities and numerous resort amenities. He worked on the ranch throughout his childhood and after college. The family business was sold in 1983, at which time Mr. Jamison was hired by Thousand Trails, Inc., a private membership resort, as a Resort Operations Manager. His last ten years at Thousand Trails were spent managing a 200-acre, 518-site, full-service resort near Hollister, California. He also managed Thousand Trails resorts in Acton and Idyllwild in Southern California. Prior to his employment with the Company, Mr. Jamison was a General Manager with Skycrest Enterprises in

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


Redding and managed Sugarloaf Marina and Resort on Lake Shasta in Northern California between January 1995 and June 1997. He is a member of the Resort and Commercial Recreation Association and is also a member of the American Quarter Horse Association. Mr. Jamison was appointed to and has served as a commissioner on the Pismo Beach Conference and Visitors Bureau since February 1998, including serving as Chair from August 1999 until February 2009. At the National Association of RV Parks and Campground's Annual Convention in November 1999, Mr. Jamison was appointed to the ARVC Board of Directors representing the ten western states. At the 2001 Annual Convention, he was elected Treasurer of the National Association, a position he held until he termed out December 2005. In June of 2002, Mr. Jamison was installed as a Director on the Board for the San Luis Obispo County Chapter of the American Red Cross, and served as Board Chairman from June 2006 until July 2008; he still remains on the Board. In February 2006, Mr. Jamison was elected to serve as a commissioner on the California Travel and Tourism Commission, which markets California to potential domestic and international visitors, a position he still holds.

             THE COMPANY'S DIRECTOR NOMINATIONS PROCESS

NOMINATING COMMITTEE: The Company has a standing Nominating Committee whose task it is to actively seek out and consider potential candidates for office on the Board of Directors. The Nominating Committee does not have a formal charter, but operates under the direction and authority of the Board as a whole, pursuant to Committee Procedures adopted by the Board.

DIRECTOR NOMINATIONS: The Nominating Committee will consider as a candidate any existing director of the Company who has indicated to the Nominating Committee that he or she is willing to stand for reelection, as well as any other interested shareholder who provides the required information and displays the qualifications and skills to effectively represent the best interests of all shareholders within the specified time requirements. Under no circumstances will the Nominating Committee evaluate any nominee pursuant to a process substantially different than that used for the other nominees for the same election or appointment of directors. Shareholder recommendations are treated identically with all other candidate recommendations.

The Nominating Committee solicits director candidates by word-of-mouth and through the Corporate Newsletter. The candidates are interviewed by two or more members of the Nominating Committee, who then compile a list from which future candidates may be chosen for board member nominees. In addition, the Nominating Committee reviews the attendance and contributions of the present seated board members. After completing this evaluation, a list of eighteen potential nominees is selected and presented to the full board for approval and placed on the proxy card for the annual election.

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


INDEPENDENCE OF NOMINATING COMMITTEE: Of the four directors serving on the Nominating Committee during 2010, Douglas Eudaly,
R. Elaine Harris, and Dennis Hearne and William Fischer, all are deemed "independent" directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)].

NOMINEES PROPOSED BY COMMITTEE: The Nominating Committee recommended for nomination each of the candidates described above. Each of those nominees were prior directors standing for reelection and approved for inclusion on the recommended slate of director nominees at the Board of Directors' meeting held
November 13, 2010.

               COMMITTEES OF THE BOARD OF DIRECTORS

The only standing committees of the Company during 2010 were the Nominating Committee, Audit Committee, Personnel and
Compensation/Benefits Committee, Finance Committee, Operations
Committee, Environmental, Health and Safety Advisory Committee, and the Executive Committee.

The Nominating Committee, which considers the qualifications and the composition of the Board of Directors of the Company, was elected at a meeting of the Board of Directors held January 16, 2010, and consisted of the following members: William Fischer, Chairperson, Douglas Eudaly, R. Elaine Harris, and Dennis Hearne. Pursuant to the policies and procedures adopted by the Board of Directors, the Nominating Committee considers nominees recommended by shareholders. The Nominating Committee met four times during 2010 and submitted its recommendations for nominations at the upcoming Annual Meeting.

Individuals wishing to be considered as nominees for membership on the Board of Directors for fiscal year 2012, or wishing to nominate an individual for membership on the Board, are requested to notify the committee in writing, delivered to the principal office of the Company. The Nominating Committee will deliver, or will cause to be delivered to a potential nominee, material for use by the potential nominee in submitting specific data, including personal history and professional skills. The resume, a questionnaire, and a statement by or on behalf of a potential nominee should be submitted on or before September 1, 2011, in order to be considered by the Committee.

The Audit Committee of the Board of Directors consisted of Wayne Hardesty, Chairman, Louis Benedict, Harry Buchaklian, Rodney Enns, and George Pappi, Jr. The functions of the Audit Committee include coordinating with the Company's independent accountants in the preparation of annual financial reports and audits; reviewing actions to be taken to comply with the auditor's recommendations to management; and performing random reviews of selected accounting procedures of the Company. The Audit Committee met five times during 2010.

INDEPENDENCE OF AUDIT COMMITTEE: Of the five directors serving on the Audit Committee during 2010, listed above, all are deemed
"independent" directors, pursuant to standards of independence promulgated by the NASD [NASD Rule 4200(a)(15)].

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


The Personnel and Compensation/Benefits Committee consists of Glenn Hickman, Chair, Kurt Brittain, Terris Hughes, Jerald Pettibone, Gary Willems and Jack Williams. The functions of the Personnel and Compensation/Benefits Committee include negotiating an employment contract with the Chief Executive Officer/General Manager, review of his goals and objectives, setting compensation for major staff, and reviewing the employee benefit program. In addition, the Personnel and Compensation/Benefits Committee's responsibilities include monitoring the Company's 401(k) plan and its investment options along with the performance of the plan manager. The Committee met twice during 2010, which included one meeting at which the discussion pertained specifically to the Company's 401(k) plan.

The Finance Committee consisted of Jack Williams, Chairman, Douglas Eudaly, William Fischer, Dennis Hearne and Gary Willems. The functions of the Finance Committee include reviewing the Company's financial statements, drafting a three-year forecast of finances, drafting a one-year budget, prioritizing capital expenditures, monitoring the completion of capitalized projects, recommending changes in rate schedules, and submitting an annual report to the shareholders of the financial condition of the Corporation. The Finance Committee met five times during 2010.

The Operations Committee consists of Ronald Nunlist, Chairman, Louis Benedict, R. Elaine Harris, Terris Hughes, Garry Nelson and Dwight Plumley. The functions of the Operations Committee include reviewing and recommending changes in the Shareholders' Information Manual and Calendar, reviewing and recommending changes in the Resort's occupancy rules and regulations, updating and recommending changes in the employee handbook, and implementing Board policy and procedures. The Operations Committee met four times during 2010.

The Environmental, Health and Safety Advisory Committee consisted of Harry Buchaklian, Chairman, Rodney Enns, and Dwight Plumley. The functions of the Environmental, Health and Safety Advisory Committee include performing environmental-related duties, safety reviews, and giving recommendations to the President and Chief Executive Officer/General Manager on matters relative to environmental and safety concerns. The Environmental, Health and Safety Advisory Committee met five times during 2010.

The Executive Committee consists of Jerald Pettibone, Chairman,
Glenn Hickman, Kurt Brittain, Ronald Nunlist, and Jack Williams.
The functions of the Executive Committee include reviewing the monthly business with the Chief Executive Officer/General
Manager, as well as the current financial statement. The
Executive Committee met three times during 2010.

The full Board of Directors met six times during 2010. No director attended fewer than 75% of the total number of meetings of the Board and of the committees of which he or she is a member.

Although Board members are not required to attend the Annual
Meeting of Shareholders as a matter of policy, directors regularly attend the Annual Meeting unless personal circumstances do not so permit. All incumbent directors attended last year's
Annual Meeting of Shareholders.

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


                     AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of Pismo Coast Village.

The Audit Committee Charter adopted by the Board sets out responsibilities, authority and specific duties of the Audit
Committee. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has discussed with representatives of independent auditor, Brown Armstrong Accountancy Corporation, matters required by SAS 61 regulations.

The Audit Committee has received the written disclosures and the letter from the independent accountants, Brown Armstrong
Accountancy Corporation, required by Independence Standards Board
Standard No. 1 and has discussed with the independent accountants the independent accountant's independence.

Based on the review and discussions referred to above, the Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report.

The Audit Committee members were Louis Benedict, Harry
Buchaklian, Rodney Enns, George Pappi, Jr., and Wayne Hardesty,
Chairman.

   COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the ownership of the Company's Common Stock as of December 1, 2010 by each director and by all directors and executive officers as a group.

                                                  NUMBER OF  PERCENT
BOARD MEMBER        ADDRESS                         SHARES   OF CLASS
------------------  --------------------------    ---------  --------
Louis Benedict      20955 De Mina Street           1 Share    0.056%
                    Woodland Hills CA 91364

Kurt Brittain       12105 Center Avenue            2 Share    0.111%
                    San Martin CA 95046

Harry Buchaklian    1361 East Ticonderoga Drive    1 Share    0.056%
                    Fresno CA 93720


                                 13
-----------------------------------------------------------------


                                                  NUMBER OF  PERCENT
BOARD MEMBER        ADDRESS                         SHARES   OF CLASS
------------------  ----------------------------  ---------  --------
Rodney Enns         2577 Sandell Avenue            1 Share    0.056%
                    Kingsburg CA 93631

Douglas Eudaly      3918 North Carruth Avenue      6 Shares   0.333%
                    Fresno CA 93705

William Fischer     1947 Sienna Lane               1 Share    0.056%
                    Simi Valley CA 93065

Wayne Hardesty      8651 Foothill Boulevard #110   1 Share    0.056%
                    Rancho Cucamonga Ca 91730

R. Elaine Harris    3418 El Potrero Lane           2 Shares   0.111%
                    Bakersfield CA 93304

Dennis Hearne       45075 Merritt Street           2 Shares   0.111%
                    King City CA 93930

Glenn Hickman       3584 West Wathen Avenue        1 Share    0.056%
                    Fresno CA 93711

Terris Hughes       2426 Sunset Street             1 Share    0.056%
                    Wasco CA 93280

Garry Nelson        727 Acacia Street              1 Share    0.056%
                    Shafter CA 93263

Ronald Nunlist      1105 Minter Avenue             4 Shares   0.222%
                    Shafter CA 93263

George Pappi, Jr.   5728 Via De Mansion            2 Shares   0.111%
                    La Verne CA 91750

Jerald Pettibone    4179 Court Drive               3 Shares   0.166%
                    Santa Cruz CA 95062

Dwight Plumley      30467 Road 158                 3 Shares   0.166%
                    Visalia CA 93292

Gary Willems        1103 East Egret Point          2 Shares   0.111%
                    Clovis CA 93619

Jack Williams       7801 Revelstoke Way            1 Share    0.056%
                    Bakersfield CA 93309

All Officers and
Directors as a Group                              35 Shares   1.944%


                                14
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


=================================================================
       COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
=================================================================

The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer of Pismo Coast Village, Inc. for the three years ended September 30, 2008, 2009 and 2010. No other person who is currently an executive officer or employee of Pismo Coast Village, Inc. earned salary and bonus compensation exceeding $100,000 during any of those years.


                                           SUMMARY COMPENSATION TABLE
Name and        Fiscal   Salary  Bonus   Stock Option   Non-Equity   Non-Qualified  All other     Total
Principal        Year       $      $     Award Awards Incentive Plan Deferred Plan Compensation     $
Position                                   $     $     Compensation   Compensation      $
                                                             $              $
--------------  ------ -------- ------- ------ ------ -------------- ------------- ------------ ---------
Jay N. Jamison   2010  $132,672 $25,000 $  -   $  -       $  -          $  -       $6,307     $163,979
CEO/General
Manager &        2009  $126,672 $30,800 $  -   $  -       $  -          $  -       $6,065     $163,537
Assistant
Corporate        2008  $121,800 $24,975 $  -   $  -       $  -          $  -       $5,871     $152,646
Secretary

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officer identified in the Summary Compensation Table contained above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Personnel and Compensation/Benefits Committee consists of Glenn Hickman (Chairman), who is an executive officer of the Company serving as Executive Vice President; Kurt Brittain, who is an executive officer and serves as Vice President - Secretary; Terris Hughes, director of the Company; Jerald Pettibone, who is an executive officer and serves as President and Chairman of the Board; Gary Willems, director of the Company; and Jack Williams, who is an executive officer of the company and serves as Chief Financial Officer and Vice President - Finance. All of the members of the Personnel and Compensation/Benefits Committee during 2010 were non-employee directors. There are no other compensation committee interlocks between the Company and other entities involving the Company's executive officers.

COMPENSATION COMMITTEE REPORT
The Personnel and Compensation/Benefits Committee of the
Company's Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of
Securities and Exchange Commission Regulation S-K with management, and based on such review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's
10-K report.

As more fully described below, the Personnel and Compensation/Benefits Committee, made up of members of the Board of Directors, reviews the total direct compensation programs for the CEO.


                                15
-----------------------------------------------------------------

Notably the salary and other benefits payable to the named executive officer are set forth in an employment agreement which is discussed below.

The CEO reviews the base salary, annual bonus and long-term compensation levels for other employees of the Company. The Personnel and Compensation/Benefits Committee reviews and approves the compensation received by the CEO's direct reports. The entire Board of Directors remains responsible for significant changes to or adoption of new employee benefit plans.

a. CASH COMPENSATION PAYABLE TO OUR NAMED EXECUTIVE OFFICER
The named executive officer receives a base salary payable in accordance with the company's normal payroll practices and pursuant to a contract between this officer and Pismo Coast Village, Inc. (which contract is described in more detail below). Based on knowledge of the industry and Pismo Coast Village, Inc. performance (including its earnings and stock price performance, and successful resort operations), the Board believes that the CEO's base salary is less than those that are received by comparable officers with comparable responsibilities in similar companies.

In the future, when reconsidering salaries for executives, the Board will do so by evaluating their responsibilities, experience and the competitive marketplace. More specifically, the Board expects to consider the following factors in determining the executive officers' base salaries:

* The executive's leadership and operational performance and potential to enhance long-term value to the Company's shareholders;

* Performance compared to the financial, operational and strategic goals established for the Company;

* The nature, scope and level of the executive's responsibilities;

* Competitive market compensation paid by other companies for similar positions, experience and performance levels; and

* The executive's current salary, the appropriate balance between incentives for long-term and short-term performance.

b. STOCK OPTION PLAN BENEFITS
Not applicable.

c. ELEMENTS OF "ALL OTHER COMPENSATION"
The amounts reflected in the column labeled "other compensation" in the above Summary Compensation Table consist of compensation paid to the named executive officer from benefits received from our 401(k) plan.


                                16
-----------------------------------------------------------------

The Company provides a 401(k) Safe Harbor Plan which was adopted effective October 1, 2005. All employees are eligible to participate in this Plan after one year of employment and work at least 1,000 hours per year and attained age 21. Employees are fully vested when their participation begins. The Company matches employee contributions up to 4% of compensation.

d. EMPLOYMENT AGREEMENT WITH OUR NAMED EXECUTIVE OFFICER
The Company has entered into an employment agreement with the named executive officer. The material terms of this agreement is summarized as follows:

Mr. Jamison is the Chief Executive Officer/General Manager, Assistant Corporate Secretary. On October 1, 2008, the Company entered into an employment contract with Mr. Jamison. The Board of Directors extended this contract through September 30, 2013 and provided Mr. Jamison with a salary increase effective October 1, 2008. This currently provides for a salary of $132,672, plus health insurance, cost reimbursement, and certain other benefits.

Pismo Coast Village may also terminate the contract for cause, upon Mr. Jamison's death or disability, or without cause. If Pismo Coast Village terminates the contract for cause, it only must compensate Mr. Jamison through the date of termination. If Pismo Coast Village terminates the contract without cause, Pismo Coast Village must pay Mr. Jamison nine month's salary.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS GRANTED DURING THE
LAST FISCAL YEAR
Not applicable.

LONG TERM INCENTIVE PLANS
Except as described in our 401(k) plan, the Company did not have a long-term incentive plan during the fiscal years ended
September 30, 2010 or 2009.

REPORT ON RE-PRICING OF OPTIONS/SARS
Not applicable.

COMPENSATION OF DIRECTORS
During fiscal year 2010, none of the Company's directors received cash remuneration for their service. However, the directors are entitled to reimbursement for out-of-pocket costs and expenses incurred on behalf of the Company, and mileage reimbursement for travel to and from meetings upon request. Since this reimbursement is on a fully accountable basis, there is no portion treated as compensation. In addition, they are entitled to use of the Resort for attending meetings and are provided with food and refreshments in connection with Board Meetings. The aggregate value of the foregoing during the fiscal year ended September 30, 2010, was estimated at $24,518.

OPTIONS, WARRANTS OR RIGHTS
The Company has no outstanding options, warrants or rights to purchase any of its securities.


                                17
-----------------------------------------------------------------

INDEBTEDNESS OF MANAGEMENT
No member of management was indebted to the Company during it's last fiscal year.

=================================================================
     SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)
=================================================================

The firm of Brown Armstrong Accountancy ("Brown Armstrong") Corporation served as independent certified public accountants for the Company for its fiscal year ended September 30, 2010 and this firm has been selected to serve as the Company's accountants for fiscal year 2011.

Audit services performed by Brown Armstrong for the year ended September 30, 2010, consisted of examination of the financial statements of the Company, certain services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. All such services were approved by the Board of Directors, which has determined the firm of Brown Armstrong to be fully independent of the operations of the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table discloses the fees that the Company was billed for professional services rendered by its independent public accounting firm, Brown Armstrong Accountancy Corporation
(Brown Armstrong), in each of the last two fiscal years.

                                          Years Ended
                                          -----------
                                          September 30,
                                       ------------------
                                         2010       2009
                                       -------    -------
           Audit fees (1)              $50,150    $48,090
           Audit-related fees (2)
           Tax fees (3)
           All other fees (4)            1,950      4,260
                                       -------    -------
           Total                       $52,100    $52,350
                                       =======    =======

(1) Reflects fees billed for the audit of the Company's consolidated financial statements included in its Form 10-K and review of its quarterly reports on Form 10-Q.

(2) Reflects fees, if any, for consulting services related to financial accounting and reporting matters.

(3) Reflects fees billed for tax compliance, tax advice and preparation of the Company's federal tax return.

(4) Reflects fees, if any, for other products or professional services not related to the audit of the Company's consolidated financial statements and review of its quarterly reports, or for tax services.


                                18
-----------------------------------------------------------------

(5) AUDIT COMMITTEE'S PREAPPROVAL POLICIES AND PROCEDURES
For the fiscal years ending September 30, 2010 and September 30, 2009, all audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Brown Armstrong were compatible with the maintenance of that firm's independence in the conduct of its auditing function.

(6) No effort expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year was attributed to work performed by persons other than the accountant's full-time, permanent employees.

             RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company Board of Directors recommends that the shareholders approve the selection of Brown Armstrong Accountancy Corporation to serve as certified independent public accountants for the Company for fiscal year 2010 - 2011. The affirmative vote of a majority of shares voted will be required to approve this action.

=================================================================
                  SHAREHOLDER COMMUNICATIONS
=================================================================

Shareholders desiring to send communications to the Board of Directors on any matter of concern may submit correspondence addressed to: Board of Directors, Pismo Coast Village, 165 South Dolliver Street, Pismo Beach CA 93449, c/o Mr. Jay Jamison, Chief Executive Officer/General Manager.

=================================================================
                      SHAREHOLDER PROPOSALS
=================================================================

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company at the Company's 2012 Annual Shareholders' Meeting is August 2, 2011. Shareholder proposals submitted other than in accordance with the foregoing will not be considered timely presented for consideration at the annual meeting if notice thereof is given after October 1, 2011.

=================================================================
                       LEGAL PROCEEDINGS
=================================================================

No pending legal proceedings against the Company other than routine litigation incidental to business.

=================================================================
                         OTHER BUSINESS
=================================================================

Management does not know of any matters to be presented at the Meeting, other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with the recommendations of Management on such matters, and discretionary authority to do so is included in the Proxy.


                                19
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


                NOTICE OF AVAILABILITY OF MATERIAL

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO THE SHAREHOLDERS OF RECORD ON DECEMBER 1, 2010, THE RECORD DATE FOR ELIGIBILITY TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2010, WHICH HAS BEEN FILED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS IS BEING DELIVERED TO SHAREHOLDERS HEREWITH.

All written requests for the Company's Form 10-K report should be addressed to:

    Mr. Jay Jamison, Chief Executive Officer/General Manager
                    Pismo Coast Village, Inc.
                    165 South Dolliver Street
                  Pismo Beach, California 93449

  =============================================================
                    PLEASE RETURN YOUR PROXIES
  =============================================================
   SHAREHOLDERS ARE REQUESTED TO VOTE, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. YOU MAY, WITHOUT AFFECTING ANY VOTE PREVIOUSLY TAKEN, REVOKE YOUR PROXY BY
   A LATER PROXY FILED WITH THE VICE PRESIDENT - SECRETARY OF THE COMPANY OR BY FILING WRITTEN NOTICE OF REVOCATION WITH THE VICE PRESIDENT - SECRETARY OF THE COMPANY. ATTENDANCE
   AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.
   IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY BY ADVISING THE INSPECTOR OF ELECTIONS THAT YOU ELECT TO VOTE IN PERSON.
=============================================================

                                      PISMO COAST VILLAGE, INC.

Date: December 15, 2010               /S/ JERALD PETTIBONE

                                      Jerald Pettibone, President


                                20
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


                            APPENDIX A


Audit Committee Responsibilities

1.  External Auditor
    a.  Recommend auditing firm
    b.  Recommend renewing or terminating existing firm
    c.  Review compensation, terms of engagement and independence

2.  Audits
    a.  Review external audits and management's response
    b.  Review internal audits

3.  Financial Statements
    a.  Review financial statements
    b. Review any disputes between auditor and management about preparation of financial statements
    c. Consider major changes or questions regarding appropriate auditing and accounting principles and practices to be followed when preparing the corporate financial statement
    d. Review procedures of the Corporation to prepare published financial statements and related management commentaries

4.  Survey corporate assets

5.  Other Duties
    a. Consult with external and internal auditors about the adequacy of financial controls to assure that the Corporation's publicly reported financial statements are presented fairly in conformity with generally accepted accounting principles
    b. Meet periodically with management to review the Corporation's financial risk exposure
    c.  Report to the Board, findings as necessary
    d. Audit the internal procedures of maintaining the assets of the Corporation and their inventories
    e.  Perform other duties as requested by the Board and/or
        President


                                21
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



                                OFFICIAL PROXY
             Pismo Coast Village, Inc., a California Corporation
                165 S. Dolliver Street, Pismo Beach, CA 93449

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 15, 2011. The undersigned, having received the Notice of Annual Meeting and Proxy Statement and Annual Report dated December 15, 2010, hereby appoint Jerald Pettibone, Glenn Hickman, Kurt Brittain, Ronald Nunlist, Jack Williams, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Pismo Coast Village Inc. held of record by the undersigned on December 1st, 2010, the record date, or any adjournment thereof as follows:

1. ELECTION OF DIRECTORS:
   __ TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

   __ TO VOTE FOR ALL NOMINEES LISTED BELOW, EXCEPT AS MARKED TO THE CONTRARY.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

  BENEDICT, LOUIS     FISCHER, WILLIAM   HUGHES, TERRIS       PLUMLEY, DWIGHT
  BRITTAIN, KURT      HARDESTY, WAYNE    NELSON, GARRY        WILLEMS, GARY
  BUCHAKLIAN, HARRY   HARRIS, R. ELAINE  NUNLIST, RONALD      WILLIAMS, JACK
  ENNS, RODNEY        HEARNE, DENNIS     PAPPI, Jr., GEORGE
  EUDALY, DOUGLAS     HICKMAN, GLENN     PETTIBONE, JERALD

2. PROPOSAL TO RATIFY THE SELECTION OF BROWN ARMSTRONG ACCOUNTANCY CORPORATION TO SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT FOR FISCAL YEAR 2010 - 2011.

              ____ FOR          ____ AGAINST          ____ ABSTAIN

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NUMBER 2.

3. In their discretion, the proxies are authorized to vote upon any other item of business as may properly come before the meeting, as to which the Board of Directors did not know, a reasonable time before this solicitation, was to be presented at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS AND FOR PROPOSAL NUMBER 2. IF CUMULATIVE VOTING IS IMPLEMENTED AT THE MEETING, THE ABOVE-NAMED PROXY HOLDERS ARE EMPOWERED TO CUMULATE VOTES AMONG THE ABOVE NOMINEES AS THEY MAY DETERMINE, IN THEIR SOLE DISCRETION.

The proxies appointed herein act by a majority of said proxies present at the meeting or, if only one is present, by that one.

I/We own _____ (number of shares) as of the date of record, December 1, 2010.

Certificate Number(s): _______________________________________________________

Please Print Name(s): ________________________________________________________

Signature: ________________________________________ Date: ____________________

Signature: ________________________________________ Date: ____________________

Signature: ________________________________________ Date: ____________________

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IMPORTANT: Please date this proxy and sign exactly as your name(s) appear(s)
thereon. If stock is held jointly, signatures should include all names. Executors, Administrator, Trustees, Guardians and others signing in a representative capacity, please give their full names.

Please Note - The Company's Bylaws do not allow for write in candidates. DO NOT "WRITE IN" A CANDIDATE ON THIS FORM.

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.
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